UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2016

BIOCEPT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36284	80-0943522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5810 Nancy Ridge Drive, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 320-8200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On August 2, 2016, Biocept, Inc. released a presentation on its corporate website providing a corporate overview. The presentation is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information contained in Item 7.01 and in Item 9.01 and in Exhibit 99.1 attached to this report is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language contained in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1Presentation of Biocept, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOCEPT, INC.
Dated: August 2, 2016	By:	/s/ Michael W. Nall
	Name:	Michael W. Nall
	Title:	Chief Executive Officer